UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2018 (May 23, 2018)

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.
On May 23, 2018, Harris Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and the several underwriters named therein, with respect to the offering and sale of $850 million aggregate principal amount of 4.400% Notes due 2028 (the “Notes”) in an underwritten public offering by the Company. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-213408) previously filed with the Securities and Exchange Commission on August 31, 2016. The Underwriting Agreement contemplates that the Notes will be issued under an Indenture, dated as of September 3, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee. The sale of the Notes is expected to close on June 4, 2018. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated herein by reference.
The Company intends to use the net proceeds of the offering of the Notes, together with cash on hand, to fund the redemption in full of all of the $400 million aggregate principal amount of the Company’s 4.40% notes due December 2020 (the “2020 Notes”) and $400 million aggregate principal amount of the Company’s 5.55% notes due October 2021 (the “2021 Notes”) and to pay accrued interest, fees and expenses associated with each such redemption. As previously reported on a Current Report on Form 8-K of the Company filed May 24, 2018, on May 23, 2018, the Company caused notices to be issued for the optional redemption in full of all of the 2020 Notes and the 2021 Notes, which will be redeemed on June 22, 2018. The foregoing does not constitute a notice of redemption for the 2020 Notes or the 2021 Notes.
Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.
EXHIBIT INDEX

      The following exhibit is filed herewith:

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of May 23, 2018, among the Company and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and the several underwriters named therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Rahul Ghai
		Name:	Rahul Ghai
Date: May 29, 2018		Title:	Senior Vice President and Chief Financial Officer

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